Exhibit 32.

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Southeastern Banking Corporation (the “Company”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), we, Cornelius P. Holland, III, President & Chief Executive Officer of the Company, and Alyson G. Beasley, Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CORNELIUS P. HOLLAND, III
Cornelius P. Holland, III, President & CEO

/s/ ALYSON G. BEASLEY
Alyson G. Beasley, Vice President & Treasurer

Date: March 30, 2004